Exhibit 99.1

Sun Microsystems Delivers Another Solid Quarter

Reports Results for First Quarter Fiscal Year 2008

SANTA CLARA, Calif. - November 5, 2007 - Sun Microsystems, Inc. (NASDAQ: JAVA) reported results today for its fiscal first quarter, which ended September 30, 2007.

Revenues for the first quarter of fiscal 2008 were $3.219 billion, an increase of approximately 1 percent as compared with $3.189 billion for the first quarter of fiscal 2007. Total gross margin as a percent of revenues was 48.5, an increase of 5.0 percentage points, as compared with the first quarter of fiscal 2007.

Net income for the first quarter of fiscal 2008 on a GAAP basis was $89 million, or $0.03 per share on a diluted basis, as compared with a net loss of $56 million, or ($0.02) per share, for the first quarter of fiscal 2007. GAAP net income for the first quarter of fiscal 2008 includes a $113 million restructuring charge, which equates to $0.03 per share.

Cash generated from operations for the first quarter of fiscal 2008 was $574 million, and cash and marketable debt securities balance at the end of the quarter was $5.193 billion.

“We showed continued execution and operating discipline and delivered a very solid first quarter with continued revenue growth, profitability and gross margin expansion,” said Jonathan Schwartz, CEO of Sun Microsystems. “We saw particular strength in our high-end systems lineup, good growth in our subscription-based identity management software offerings, and even more adoption and momentum behind the award-winning open source SolarisTM 10 Operating System and our virtualization offerings. Growth remains our top priority for fiscal 2008 as we look to capitalize on our UltraSPARC® T2 servers, delivering outstanding Solaris and Linux performance with extreme energy efficiency.”

Sun has scheduled a conference call today to discuss its financial results for the first quarter fiscal year 2008 at 1:30 p.m. (PT), which is being broadcast live at www.sun.com/investors.

About Sun Microsystems, Inc.

Sun Microsystems develops the technologies that power the global marketplace. Guided by a singular vision — “The Network is the ComputerTM” — Sun drives network participation through shared innovation, community development and open source leadership. Sun can be found in more than 100 countries and on the Web at http://sun.com

# # #

Sun, Sun Microsystems, the Sun logo, Solaris, Java and The Network Is The Computer are trademarks or registered trademarks of Sun Microsystems, Inc. in the United States and other countries. All SPARC trademarks are used under license and are trademarks or registered trademarks of SPARC International, Inc. in the US and other countries. Products bearing SPARC trademarks are based upon an architecture developed by Sun Microsystems, Inc.

This press release contains forward-looking statements regarding the future results and performance of Sun Microsystems, Inc., including statements regarding Sun’s future growth. These forward-looking statements involve risks and uncertainties and actual results could differ materially from those predicted in any such forward-looking statements. Factors that could cause Sun’s actual results to differ materially from those contained in such forward-looking statements include: risks associated with developing, designing, manufacturing and distributing new products; lack of success in technological advancements; pricing pressures; lack of customer acceptance and implementation of new products and technologies; the possibility of errors or defects in new products; a material acquisition, restructuring or other event that results in significant charges; competition; adverse business conditions; failure to retain key employees; the cancellation or delay of projects; Sun's reliance on single-source suppliers; risks associated with Sun's ability to purchase a sufficient amount of components to meet demand; inventory risks; risks associated with Sun's international customers and operations; delays in product development; Sun's dependence on significant customers and specific industries; and Sun's dependence on channel partners. Please also refer to Sun's periodic reports that are filed from time to time with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2007. Sun assumes no obligation to, and does not currently intend to, update these forward-looking statements.

Investor Contact:

Bret Schaefer

650-786-0123

bret.schaefer@sun.com

Press Contact:

Kristi Rawlinson

650-786-6933

kristi.rawlinson@sun.com

Industry Analyst Contact:

Melissa Selcher

650-787-1807

melissa.selcher@sun.com

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(in millions, except per share amounts)

	Three Months Ended
	September 30, 2007	October 1, 2006
Net revenues:
Products	$1,980	$1,959
Services	1,239	1,230

Total net revenues	3,219	3,189
Cost of sales:
Cost of sales-products (including stock-based compensation expense of $3 and $3) (1)	1,029	1,123
Cost of sales-services (including stock-based compensation expense of $8 and $8) (1)	629	678

Total cost of sales	1,658	1,801

Gross margin	1,561	1,388
Operating expenses:
Research and development (including stock-based compensation expense of $14 and $18) (1)	446	473
Selling, general and administrative (including stock-based compensation expense of $23 and $29) (1)	939	958
Restructuring and related impairment of long-lived assets	113	21

Total operating expenses	1,498	1,452

Operating profit (loss)	63	(64)
Gain on equity investments, net	22	—
Interest and other income, net	58	42

Income (loss) before income taxes	143	(22)
Provision for income taxes	54	34

Net income (loss)	$89	$(56)

Net income (loss) per common share-basic and diluted	$0.03	$(0.02)

Shares used in the calculation of net income (loss) per common share-basic	3,464	3,497

Shares used in the calculation of net income (loss) per common share-diluted	3,537	3,497

(1)	For the three months ended September 30, 2007 and October 1, 2006, respectively.

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in millions)

	September 30, 2007	June 30, 2007(1)
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$2,752	$3,620
Short-term marketable debt securities	1,067	962
Accounts receivable, net	2,203	2,964
Inventories	571	524
Deferred and prepaid tax assets	214	200
Prepaid expenses and other current assets	1,083	1,058

Total current assets	7,890	9,328

Property, plant and equipment, net	1,556	1,533
Long-term marketable debt securities	1,374	1,360
Goodwill	2,466	2,514
Other acquisition-related intangible assets, net	559	633
Other non-current assets	513	470

	$14,358	$15,838

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,140	$1,381
Accrued payroll-related liabilities	649	842
Accrued liabilities and other	1,044	935
Deferred revenues	1,944	2,073
Warranty reserve	217	220

Total current liabilities	4,994	5,451

Long-term debt	1,270	1,264
Long-term deferred revenues	630	659
Other non-current obligations	1,271	1,285
Total stockholders’ equity	6,193	7,179

	$14,358	$15,838

(1)	Derived from audited financial statements

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited, in millions)

	Three Months Ended
	September 30, 2007	October 1, 2006
Cash flows from operating activities:
Net income (loss)	$89	$(56)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	119	123
Amortization of other acquisition related intangible assets	74	81
Deferred taxes	8	(3)
Impairment of assets	—	8
Gain on investments and other, net	(17)	—
Stock-based compensation expense	48	58
Changes in operating assets and liabilities:
Accounts receivable, net	770	672
Inventories	(44)	(71)
Prepaid and other assets	(46)	2
Accounts payable	(283)	(151)
Other liabilities	(144)	(540)

Net cash provided by operating activities	574	123

Cash flows from investing activities:
Decrease in restricted cash	3	—
Purchases of marketable debt securities	(637)	(675)
Proceeds from sales of marketable debt securities	251	515
Proceeds from maturities of marketable debt securities	269	136
Proceeds from sales of equity investments, net	30	7
Purchases and sales of property, plant and equipment	(127)	160

Net cash provided by (used in) investing activities	(211)	143

Cash flows from financing activities:
Purchase of common stock under 2007 Stock Repurchase Plan	(1,250)	—
Proceeds from issuance of common stock, net	23	27
Principal payments on borrowings and other obligations	(4)	(500)

Net cash used in financing activities	(1,231)	(473)

Net decrease in cash and cash equivalents	(868)	(207)
Cash and cash equivalents, beginning of period	3,620	3,569

Cash and cash equivalents, end of period	$2,752	$3,362

SUN MICROSYSTEMS, INC.

OPERATIONS ANALYSIS – CONSOLIDATED (UNAUDITED)

STATEMENTS OF OPERATIONS (in millions except per share amounts)	FY 2008	FY 2007					FY 2006
	Q1	Q1	Q2	Q3	Q4	FY07	Q1	Q2	Q3	Q4	FY06
NET REVENUES
Products	1,980	1,959	2,260	2,060	2,492	8,771	1,704	2,108	2,035	2,524	8,371
Services	1,239	1,230	1,306	1,223	1,343	5,102	1,022	1,229	1,142	1,304	4,697

TOTAL	3,219	3,189	3,566	3,283	3,835	13,873	2,726	3,337	3,177	3,828	13,068
Growth vs. prior year (%)	0.9%	17.0,0%	6.9%	3.3%	0.2%	6.2%	3.7%	17.5%	20.9%	28.7%	18.0%
Growth vs. prior quarter (%)	-16.1%	-16.7%	11.8%	-7.9%	16.8%		-8.3%	22.4%	-4.8%	20.5%

COST OF SALES
Products	1,029	1,123	1,228	1,148	1,312	4,811	966	1,223	1,152	1,486	4,827
Services	629	678	734	674	711	2,797	558	693	658	703	2,612

TOTAL	1,658	1,801	1,962	1,822	2,023	7,608	1,524	1,916	1,810	2,189	7,439
% of revenue	51.5%	56.5%	55.0%	55.5%	52.8%	54.8%	55.9%	57.4%	57.0%	57.2%	56.9%

GROSS MARGIN
Products	951	836	1,032	912	1,180	3,960	738	885	883	1,038	3,544
% of product revenue	48.0%	42.7%	45.7%	44.3%	47.4%	45.1%	43.3%	42.0%	43.4%	41.1%	42.3%

Services gross margin	610	552	572	549	632	2,305	464	536	484	601	2,085
% of service revenue	49.2%	44.9%	43.8%	44.9%	47.1%	45.2%	45.4%	43.6%	42.4%	46.1%	44.4%

TOTAL GROSS MARGIN	1,561	1,388	1,604	1,461	1,812	6,265	1,202	1,421	1,367	1,639	5,629
% of revenue	48.5%	43.5%	45.0%	44.5%	47.2%	45.2%	44.1%	42.6%	43.0%	42.8%	43.1%

R&D	446	473	507	514	514	2,008	439	541	523	543	2,046
% of revenue	13.9%	14.8%	14.2%	15.7%	13.4%	14.5%	16.1%	16.2%	16.5%	14.2%	15.7%
PURCHASED IN PROCESS R&D	0	0	0	0	0	0	60	0	0	0	60
% of revenue	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	2.2%	0.0%	0.0%	0.0%	0.5%
SG&A	939	958	978	957	958	3,851	828	1,056	1,020	1,135	4,039
% of revenue	29.2%	30.0%	27.4%	29.2%	25.0%	27.8%	30.4%	31.6%	32.1%	29.6%	30.9%
RESTRUCTURING CHARGES	113	21	26	35	15	97	12	10	36	226	284
% of revenue	3.5%	0.7%	0.7%	1.1%	0.4%	0.7%	0.4%	0.3%	1.1%	6.0%	2.2%
IMPAIRMENT EXPENSE	0	0	0	0	0	0	0	0	0	70	70
% of revenue	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	1.8%	0.5%

TOTAL OPERATING EXPENSES	1,498	1,452	1,511	1,506	1,487	5,956	1,339	1,607	1,579	1,974	6,499
% of revenue	46.5%	45.5%	42.4%	45.9%	38.8%	42.9%	49.1%	48.2%	49.7%	51.6%	49.7%

OPERATING INCOME (LOSS)	63	(64)	93	(45)	325	309	(137)	(186)	(212)	(335)	(870)
Operating margin	2.0%	-2.0%	2.6%	-1.4%	8.5%	2.2%	-5.0%	-5.6%	-6.7%	-8.8%	-6.7%

Interest and other income, net	58	42	63	50	59	214	44	25	26	19	114
Gain (loss) on equity investments, net	22	0	0	5	1	6	13	14	4	(4)	27
Settlement income	0	0	0	54	0	54	0	0	0	54	54
PRETAX INCOME (LOSS)	143	(22)	156	64	385	583	(80)	(147)	(182)	(266)	(675)
Pretax income (loss) margin	4.4%	-0.7%	4.4%	1.9%	10.0%	4.2%	-2.9%	-4.4%	-5.7%	-6.9%	-5.2%

INCOME TAX PROVISION (BENEFIT)	54	34	23	(3)	56	110	43	76	35	35	189

NET INCOME (LOSS) (Reported)	89	(56)	133	67	329	473	(123)	(223)	(217)	(301)	(864)
Growth vs. prior year (%)	258.9%	54.5%	159.6%	130.9%	209.3%	154.7%	7.5%	-5675.0%	-675.0%	-702.0%	-707.5%
Growth vs. prior quarter (%)	-72.9%	81.4%	337.5%	-49.6%	391.0%		-346.0%	-81.3%	2.7%	-38.7%
Net income (loss) margin	2.8%	-1.8%	3.7%	2.0%	8.6%	3.4%	-4.5%	-6.7%	-6.8%	-7.9%	-6.6%

EPS (Diluted) (Reported)	0.03	(0.02)	0.04	0.02	0.09	0.13	(0.04)	(0.07)	(0.06)	(0.09)	(0.25)
Growth vs. prior year (%)	250.0%	50.0%	157.1%	133.3%	200.0%	152.0%	0.0%	-100.0%	-500.0%	-1000.0%	-733.3%
Growth vs. prior quarter (%)	-66.7%	77.8%	300.0%	-50.0%	350.0%		-500.0%	-75.0%	14.3%	-50.0%

SHARES (CSE)(Diluted)	3,537	3,497	3,626	3,661	3,632	3,606	3,407	3,424	3,443	3,475	3,437
OUTSTANDING SHARES	3,297	3,512	3,540	3,554	3,534	3,534	3,409	3,458	3,470	3,505	3,505

	FY 2008	FY 2007					FY 2006
(in millions)	Q1	Q1	Q2	Q3	Q4	FY07	Q1	Q2	Q3	Q4	FY06
REVENUE BY GEOGRAPHY(3)
UNITED STATES ($M)	1,303	1,361	1,415	1,283	1,582	5,641	1,168	1,400	1,357	1,610	5,535
Growth vs. prior year (%)	-4.3%	16.5%	1.1%	-5.5%	-1.7%	1.9%	5.7%	23.9%	38.2%	37.0%	26.0%
Growth vs. prior quarter (%)	-17.6%	-15.5%	4.0%	-9.3%	23.3%		-0.6%	19.9%	-3.1%	18.6%
INTERNATIONAL AMERICAS ($M)	204	197	230	195	241	863	138	190	185	242	755
Growth vs. prior year (%)	3.6%	42.8%	21.1%	5.4%	-0.4%	14.3%	25.5%	15.2%	28.5%	41.5%	28.0%
Growth vs. prior quarter (%)	-15.4%	-18.6%	16.8%	-15.2%	23.6%		-19.3%	37.7%	-2.6%	30.8%
EMEA ($M)	1,161	1,109	1,311	1,212	1,367	4,999	966	1,224	1,115	1,341	4,646
Growth vs. prior year (%)	4.7%	14.8%	7.1%	8.7%	1.9%	7.6%	-0.7%	18.0%	10.5%	18.4%	11.9%
Growth vs. prior quarter (%)	-15.1%	-17.3%	18.2%	-7.6%	12.8%		-14.7%	26.7%	-8.9%	20.3%
APAC ($M)	551	522	610	593	645	2,370	454	523	520	635	2,132
Growth vs. prior year (%)	5.6%	15.0%	16.6%	14.0%	1.6%	11.2%	3.2%	2.8%	5.7%	28.3%	10.1%
Growth vs. prior quarter (%)	-14.6%	-17.8%	16.9%	-2.8%	8.8%		-8.3%	15.2%	-0.6%	22.1%
% of Total Revenue
UNITED STATES (%)	40.5%	42.7%	39.7%	39.1%	41.3%	40.7%	42.8%	42.0%	42.7%	42.1%	42.4%
INTERNATIONAL AMERICAS (%)	6.3%	6.2%	6.4%	5.9%	6.3%	6.2%	5.1%	5.7%	5.8%	6.3%	5.8%
EMEA (%)	36.1%	34.7%	36.8%	36.9%	35.6%	36.0%	35.4%	36.6%	35.1%	35.0%	35.5%
APAC (%)	17.1%	16.4%	17.1%	18.1%	16.8%	17.1%	16.7%	15.7%	16.4%	16.6%	16.3%

PRODUCTS AND SERVICES REVENUE
COMPUTER SYSTEMS PRODUCTS ($M)	1,475	1,468	1,634	1,500	1,853	6,455	1,274	1,438	1,474	1,811	5,997
Growth vs. prior year (%)	0.5%	15.2%	13.6%	1.8%	2.3%	7.6%	-5.9%	-4.5%	6.0%	14.9%	2.9%
Growth vs. prior quarter (%)	-20.4%	-18.9%	11.3%	-8.2%	23.5%		-19.2%	12.9%	2.5%	22.9%
STORAGE PRODUCTS ($M)	505	491	626	560	639	2,316	430	670	561	713	2,374
Growth vs. prior year (%)	2.9%	14.2%	-6.6%	-0.2%	-10.4%	-2.4%	33.5%	100.0%	92.1%	103.1%	82.6%
Growth vs. prior quarter (%)	-21.0%	-31.1%	27.5%	-10.5%	14.1%		22.5%	55.8%	-16.3%	27.1%
SUPPORT SERVICES ($M)	979	987	1,001	950	1,024	3,962	835	953	904	986	3,678
Growth vs. prior year (%)	-0.8%	18.2%	5.0%	5.1%	3.9%	7.7%	12.1%	23.1%	23.2%	26.7%	21.3%
Growth vs. prior quarter (%)	-4.4%	0.1%	1.4%	-5.1%	7.8%		7.3%	14.1%	-5.1%	9.1%
PROFESSIONAL SERVICES & EDUCATIONAL SERVICES ($M)	260	243	305	273	319	1,140	187	276	238	318	1,019
Growth vs. prior year (%)	7.0%	29.9%	10.5%	14.7%	0.3%	11.9%	-9.7%	21.6%	13.3%	18.2%	11.6%
Growth vs. prior quarter (%)	-18.5%	-23.6%	25.5%	-10.5%	16.8%		-30.5%	47.6%	-13.8%	33.6%

NET BOOKINGS ($M)(2)	3,149	3,036	3,603	3,238	3,909	13,786	2,413	3,018	2,680	3,376	11,487
Growth vs. prior year (%)	3.7%	25.8%	19.4%	20.8%	15.8%	20.0%	-1.6%	1.4%	5.7%	9.7%	4.0%
Growth vs. prior quarter (%)	-19.4%	-10.1%	18.7%	-10.1%	20.7%		-21.6%	25.1%	-11.2%	26.0%
BOOK TO BILL RATIO	0.98	0.95	1.01	0.99	1.02		0.97	1.11	0.99	1.04
PRODUCT BACKLOG ($M)(1), (2)	980	994	1,021	975	1,051		718	1,021	980	1,099
SERVICES BACKLOG ($M)	951	875	729	820	624		690	580	608	752
TOTAL BACKLOG ($M)	1,931	1,869	1,750	1,795	1,675		1,408	1,601	1,588	1,851
DEFERRED REVENUES
PRODUCTS DEFERRED REVENUES ($M)	597	507	568	603	629		460	519	527	621
Growth vs. prior year (%)	17.8%	10.2%	9.4%	14.4%	1.3%		11.8%	19.9%	29.5%	15.2%
Growth vs. prior quarter (%)	-5.1%	-18.4%	12.0%	6.2%	4.3%		-14.7%	12.8%	1.5%	17.8%
SERVICES DEFERRED REVENUES ($M)	1,977	1,746	1,630	1,881	2,103		1,596	1,491	1,629	1,873
Growth vs. prior year (%)	13.2%	9.4%	9.3%	15.5%	12.3%		9.4%	6.6%	7.8%	13.3%
Growth vs. prior quarter (%)	-6.0%	-6.8%	-6.6%	15.4%	11.8%		-3.4%	-6.6%	9.3%	15.0%
TOTAL DEFERRED REVENUES ($M)	2,574	2,253	2,198	2,484	2,732		2,056	2,010	2,156	2,494
Growth vs. prior year (%)	14.2%	9.6%	9.4%	15.2%	9.5%		9.9%	9.7%	12.4%	13.8%
Growth vs. prior quarter (%)	-5.8%	-9.7%	-2.4%	13.0%	10.0%		-6.2%	-2.2%	7.3%	15.7%

(1)	Our product backlog includes orders for which customer-requested delivery is scheduled within six months and orders that have been specified by the customers for which products have been shipped but revenue has been deferred.
(2)	The numbers presented prior to Q1 fiscal 2007 did not contain StorageTek information and should not be viewed as comparable.
(3)	Geographic revenue reported for FY06, Q1FY07 and Q2FY07 has been adjusted to reflect a correction in intercompany revenue to properly report country of origin.

BALANCE SHEETS(2) (3) (in millions)	FY 2008	FY 2007					FY 2006
	Q1	Q1	Q2	Q3	Q4		Q1	Q2	Q3	Q4
CASH & ST INVESTMENTS	3,819	3,971	3,456	4,114	4,582		2,501	2,449	2,872	4,065
ACCOUNTS RECEIVABLE, NET	2,203	2,036	2,331	2,458	2,964		2,087	2,289	2,301	2,702
RAW MATERIALS	130	119	126	106	125		82	95	49	68
WORK IN PROCESS	110	92	106	101	95		183	134	125	97
FINISHED GOODS	331	373	373	360	304		286	321	400	375

TOTAL INVENTORIES	571	584	605	567	524		551	550	574	540
OTHER CURRENT ASSETS	1,297	961	970	1,023	1,258		998	933	966	966

TOTAL CURRENT ASSETS	7,890	7,552	7,362	8,162	9,328		6,137	6,221	6,713	8,273
PP&E, NET	1,556	1,583	1,579	1,586	1,533		1,901	1,914	1,880	1,812
GOODWILL	2,466	2,566	2,571	2,571	2,514		2,466	2,472	2,487	2,610
LT MARKETABLE DEBT SECURITIES	1,374	700	1,381	1,372	1,360		2,032	1,827	1,557	783
OTHER NON-CURRENT ASSETS	1,072	1,493	1,409	1,359	1,103		1,938	1,874	1,733	1,604

TOTAL ASSETS	14,358	13,894	14,302	15,050	15,838		14,474	14,308	14,370	15,082

ACCOUNTS PAYABLE	1,140	1,263	1,296	1,187	1,381		1,091	1,214	1,315	1,446
ACCRUED LIABILITIES & OTHER	1,910	1,999	2,062	1,953	1,997		2,659	2,413	2,423	2,731
DEFERRED REVENUES	1,944	1,695	1,631	1,895	2,073		1,507	1,541	1,684	1,988

TOTAL CURRENT LIABILITIES	4,994	4,957	4,989	5,035	5,451		5,257	5,168	5,422	6,165
LT DEBT	1,270	582	579	1,270	1,264		603	593	585	575
LT DEFERRED REVENUES	630	558	567	589	659		549	469	472	506
OTHER NON-CURRENT OBLIGATIONS	1,271	1,388	1,396	1,264	1,285		1,410	1,585	1,504	1,492
STOCKHOLDERS’ EQUITY	6,193	6,409	6,771	6,892	7,179		6,655	6,493	6,387	6,344

TOTAL LIABILITIES & SE	14,358	13,894	14,302	15,050	15,838		14,474	14,308	14,370	15,082

CASH FLOW(2)	Q1	Q1	Q2	Q3	Q4	FY07	Q1	Q2	Q3	Q4	FY06
OPERATING ACTIVITIES	574	123	129	142	564	958	204	(211)	184	390	567
INVESTING ACTIVITIES	(211)	143	(1,013)	(110)	(97)	(1,077)	(750)	(194)	230	1,366	652
FINANCING ACTIVITIES	(1,231)	(473)	135	647	(139)	170	3	90	34	172	299

KEY METRICS	Q1	Q1	Q2	Q3	Q4		Q1	Q2	Q3	Q4
DAYS SALES OUTSTANDING (DSO)	62	57	59	67	70		69	62	65	64
DAYS OF SUPPLY ON HAND (DOS)	31	29	28	28	23		33	26	29	22
DAYS PAYABLES OUTSTANDING (DPO)	(62)	(63)	(59)	(59)	(61)		(64)	(57)	(65)	(59)
CASH CONVERSION CYCLE (CCC)	31	23	28	36	32		37	31	29	26
L-T DEBT/EQUITY (%)	20.5%	9.1%	8.6%	18.4%	17.6%		9.1%	9.1%	9.2%	9.1%
INVENTORY TURNS-PRODUCT ONLY (hist.)	8.2	8.8	8.6	8.7	9.0		8.6	8.8	9.3	9.9
ROE (12 mo. avg.)(%)	9.1%	-12.4%	-6.8%	-2.4%	6.9%		-1.5%	-4.9%	-7.8%	-13.4%
ROA (12 mo. avg.)(%)	4.2%	-5.5%	-3.1%	-1.1%	3.2%		-0.7%	-2.3%	-3.6%	-5.9%
ROIC (12 mo. avg.)(%)	1.7%	-5.5%	-3.7%	-2.5%	4.5%		-2.9%	-4.0%	-4.2%	-26.0%
DEPREC. & AMORT. ($M)	193	204	214	209	203		189	265	228	224
CAPITAL INVESTMENTS, NET ($M)(1)	127	(160)	81	152	(36)		48	82	63	122
NUMBER OF EMPLOYEES	33,904	36,250	34,667	34,494	34,219		38,588	38,802	38,312	38,061
REVENUE PER EMPLOYEE (12 mo. Avg.) ($K)	405	357	374	387	397		334	332	333	340

(1)	Included in the Q1 fiscal 2007 capital investments, net, are the cash proceeds of approximately $214 million from the sale of our Newark, California facility.
(2)	Certain numbers presented in the Q1-Q3 fiscal 2007 and all periods in Fiscal 2006 balance sheets and statements of cash flow have been reclassified from other non-current assets to other current assets and investing activities to operating activities, respectively, to reflect a change in associated classification.
(3)	Certain numbers presented in the fiscal 2007 balance sheets have been reclassified from accounts payable to accrued liabilities and other.

SUN MICROSYSTEMS, INC.

ADJUSTED EBITDA - NON-GAAP(1) (in millions)	FY2008	FY2007					FY 2006
	Q1	Q1	Q2	Q3	Q4	FY07	Q1	Q2	Q3	Q4	FY06
Net income (loss), as reported	89	(56)	133	67	329	473	(123)	(223)	(217)	(301)	(864)
Interest (income) expense, net	(58)	(42)	(63)	(50)	(59)	(214)	(44)	(25)	(26)	(19)	(114)
Taxes	54	34	23	(3)	56	110	43	76	35	35	189
Amortization of acquisition related intangibles	74	81	80	78	74	313	46	107	89	89	331
Depreciation and amortization	119	123	134	131	129	517	143	158	139	135	575

EBITDA	278	140	307	223	529	1,199	65	93	20	(61)	117

Adjustments:
Stock based compensation	48	58	58	50	48	214	58	58	50	48	214
(Gain) loss on equity investments, net	(22)	0	0	(5)	(1)	(6)	(13)	(14)	(4)	4	(27)
Settlement (income) loss	0	0	0	(54)	0	(54)	0	0	0	(54)	(54)

Adjusted EBITDA	304	198	365	214	576	1,353	110	137	66	(63)	250

Adjusted EBITDA % of revenue	9.4%	6.2%	10.2%	6.5%	15.0%	9.8%	4.0%	4.1%	2.1%	-1.6%	1.9%
Growth vs. prior year (%)	53.5%	80.0%	166.4%	224.2%	1014.3%	441.2%	-11.3%	-45.2%	-33.3%	-148.1%	-58.6%
Growth vs. prior quarter (%)	-47.2%	414.3%	84.3%	-41.4%	169.2%	0.0%	-16.0%	24.5%	-51.8%	-195.5%	0.0%

(1)	Non-GAAP Financial Measures

This operations analysis and the related conference call contain non-GAAP financial measures. Sun utilizes a number of different financial measures, both GAAP and non-GAAP, in analyzing and assessing its overall business performance, for making operating decisions and for forecasting and planning future periods. These non-GAAP financial measures include EBITDA and Adjusted EBITDA. EBITDA is defined as earnings before net interest, taxes, amortization of acquisition related intangibles and other depreciation and amortization. We further exclude stock-based compensation, gain on equity investments, net, and settlement income to determine Adjusted EBITDA. These measures are used by some investors when assessing the performance of Sun. Sun believes the assessment of its operations excluding these items is relevant to the assessment of internal operations and comparisons to industry performance.

Reasons for Presenting Non-GAAP Measures. Sun believes these non-GAAP measures help indicate Sun’s baseline performance before gains, losses or charges that are considered by Sun to be outside on-going operating results. Accordingly, Sun uses these non-GAAP measures to gain a better understanding of Sun’s comparative operating performance from period-to-period and as a basis for planning and forecasting future periods. Sun believes these non-GAAP measures, when read in conjunction with Sun’s GAAP financials, provide useful information to investors by offering:

•	the ability to make more meaningful period-to-period comparisons of Sun’s on-going operating results;

•	the ability to better identify trends in Sun’s underlying business and perform related trend analysis;

•	a better understanding of how management plans and measures Sun’s underlying business; and

•	an easier way to compare Sun’s most recent results of operations against investor and analyst financial models.

Items Excluded From Non-GAAP Measures. As described above, the calculation of Adjusted EBITDA (and, in some cases, EBITDA) excludes items in the following general categories, which are discussed in more detail below:

Stock-based Compensation. Stock-based compensation is a key incentive offered to our employees, and Sun believes such compensation contributed to the revenues earned during the periods presented and also believes it will contribute to the generation of future period revenues. Nevertheless, Sun believes that the exclusion of non-cash stock-based compensation allows management and investors to compare Sun’s recurring core business operating results over multiple periods. Because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use to account for stock-based compensation under FAS 123R, Sun’s management believes that providing a non-GAAP financial measure that excludes stock-based compensation allows investors to make meaningful comparisons between Sun’s recurring core business operating results and those of other companies, as well as providing Sun’s management with an important tool for financial and operational decision making and for evaluating Sun’s own recurring core business operating results over different periods of time. In addition, Sun prepares and maintains its budgets and forecasts for future periods excluding stock-based compensation. Stock-based compensation expenses will recur in future periods.

Amortization of Acquisition Related Intangibles. Sun excludes amortization of intangible assets resulting from acquisitions to allow more accurate comparisons of its financial results to its historical operations, forward-looking guidance and the financial results of peer companies. In recent years, Sun has completed the acquisition of StorageTek and the acquisition of other assets and technologies, which resulted in operating expenses that would not otherwise have been incurred. Sun believes that providing non-GAAP information for amortization of intangible assets allows the users of its financial statements to review both the GAAP expenses in the period, as well as the non-GAAP expenses, thus providing for enhanced understanding of historic and future financial results and facilitating comparisons to peer companies. Additionally, had Sun internally developed these intangible assets, the amortization of intangible assets would have been expensed historically, and Sun believes the assessment of its operations excluding these costs is relevant to the assessment of internal operations and comparisons to industry performance. Amortization of Acquisition Related Intangibles will recur in future periods.

Net Interest Expense, Taxes, Other Depreciation and Amortization, Net Gain (Loss) on Equity Investments and Settlement Income. Sun excludes these items because it believes that they are not directly related to the underlying performance of Sun’s core business operations. Each of these items are expected to recur in future periods.

Limitations. Each of the non-GAAP financial measures described above, and used in this operations analysis and the related conference call, should not be considered in isolation from, or as a substitute for, a measure of financial performance prepared in accordance with GAAP. Further, investors are cautioned that there are inherent limitations associated with the use of each of these non-GAAP financial measures as an analytical tool. In particular, these non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and many of the adjustments to the GAAP financial measures reflect the exclusion of items that are recurring and will be reflected in Sun’s financial results for the foreseeable future. In addition, other companies, including other companies in Sun’s industry, may calculate non-GAAP financial measures differently than Sun does, limiting their usefulness as a comparative tool. Sun compensates for these limitations by providing specific information in the reconciliation included in this press release regarding the GAAP amounts excluded from the non-GAAP financial measures. In addition, as noted above, Sun evaluates the non-GAAP financial measures together with the most directly comparable GAAP financial information.